Exhibit (h.12)

POWER OF ATTORNEY

Each of the undersigned directors of Frontegra Funds, Inc. (the “Company”) hereby constitutes and appoints William D. Forsyth III and Elyce D. Dilworth, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of the Company on Form N-1A, and any and all amendments thereto, and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body.  Each of the undersigned grants to each said attorney-in-fact and agent full power and authority to do and perform each and every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of this 26th day of October, 2013.

/s/ David L. Heald

David L. Heald

POWER OF ATTORNEY

Each of the undersigned directors of Frontegra Funds, Inc. (the “Company”) hereby constitutes and appoints William D. Forsyth III and Elyce D. Dilworth, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of the Company on Form N-1A, and any and all amendments thereto, and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body.  Each of the undersigned grants to each said attorney-in-fact and agent full power and authority to do and perform each and every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of this 22nd day of October, 2013.

/s/ Steven K. Norgaard

Steven K. Norgaard

POWER OF ATTORNEY

Each of the undersigned directors of Frontegra Funds, Inc. (the “Company”) hereby constitutes and appoints William D. Forsyth III and Elyce D. Dilworth, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of the Company on Form N-1A, and any and all amendments thereto, and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body.  Each of the undersigned grants to each said attorney-in-fact and agent full power and authority to do and perform each and every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of this 18th day of October, 2013.

/s/ James M. Snyder

James M. Snyder